                                    EXHIBIT
                               INTERCOMPANY NOTES
                              OWED BY SUBSIDIARIES


MAKER                                PAYEE                    PRINCIPAL AMOUNT
-----                                -----                    ----------------
Bearing Inspection, Inc.             USI Global Corp.          31,000,000
Bearing Inspection, Inc.             Bearing Inspection         5,000,000
                                     Holdings, Inc.
Bearing Inspection Holdings, Inc.    USI Global Corp.           5,000,000
Carisbrook Industries, Inc.          USI Global Corp.          17,417,000
EJ Footwear Corp.                    JUSI Holdings, Inc.        3,360,000
EJ Footwear Corp.                    JUSI Holdings, Inc.       72,040,000
Garden State Tanning, Inc.           USI Global Corp.         113,747,200
Georgia Boot, Inc.                   JUSI Holdings, Inc.       15,800,000
Georgia Boot Inc.                    EJ Footwear Corp.         40,800,000
HM Lehigh Safety Shoe Co.            EJ Footwear Corp.         27,880,000
Lehigh Safety Shoe Co.               HM Lehigh Safety Shoe     27,880,000
                                     Co.
Leon Plastics, Inc.                  JUSI Holdings, Inc.       18,960,000
Rexair Inc.                          USI Global Corp.         172,000,000
Rexair Inc.                          Rexair Holdings, Inc.     38,020,461
Rexair Holdings Inc.                 USI Global Corp.          38,020,461
Trimfoot Co.                         EJ Footwear Corp.          3,360,000



                                PROMISSORY NOTE


$31,000,000                                                    February 16, 1999

         For value received, the undersigned, BEARING INSPECTION, INC. ("Maker"), hereby promises to pay to the order of USI AMERICAN HOLDINGS, INC. ("Payee"), or registered assigns, the principal sum of $31,000,000 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 6.5% per annum.

         The Principal Sum shall be due and payable on September 15, 2009 and may be prepaid in whole or in part at any time before such date. Interest on the Principal sum shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

         The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

         Maker shall cause to be kept a register for the registration and transfer of this Promissory Note. The Company may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

         This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.


                                    BEARING INSPECTION, INC.


                                    By: GEORGE H. MACLEAN
                                        ------------------------------
                                        Name:
                                        Title:


ATTEST:


By: STEVEN C. BARRE
    -------------------------

                                   NOTE POWER

         FOR VALUE RECEIVED, USI American Holdings, Inc. does hereby sell, assign and transfer unto USI Global Corp. the Promissory Note dated February 16, 1999 to which this Note Power has been affixed, and does hereby irrevocably constitute and appoint __________________________attorney to transfer the said note on the books of the Maker thereof with full power of substitution in the premises.


Dated: April 30, 1999



                                      USI AMERICAN HOLDINGS, INC.


                                      By: PETER REILLY
                                          ------------------------------
                                                 Treasurer

                                 PROMISSORY NOTE


$5,000,000.00                                                       June 1, 1995


         For value received, the undersigned, BEARING INSPECTION, INC., a California corporation ("Maker"), hereby promises to pay to the order of BEARING INSPECTION HOLDINGS INC., a Delaware corporation ("Payee"), or registered assigns, the principal sum of $5,000,000.00 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 9% per annum.

         The Principal Sum shall be due and payable on September 15, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Sum shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

         The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

         Maker shall cause to be kept a register for the registration and transfer of this Promissory Note. Maker may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

         This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.



                                    BEARING INSPECTION, INC.


                                    By: GEORGE H. MACLEAN
                                        ---------------------------
                                        George H. MacLean
                                        Vice President


ATTEST:

By: STEVEN C. BARRE
    ---------------------------
    Steven C. Barre
    Assistant Secretary

                            NOTE AMENDMENT AGREEMENT

         The parties to this Agreement are BEARING INSPECTION, INC. ("Maker"), and BEARING INSPECTION HOLDINGS, INC. ("Payee").

         WHEREAS, Maker issued a Promissory Note in the amount of $5,000,000 to Payee on June 1, 1995 (the "Note"), which Note was amended pursuant to a Note Amendment Agreement dated as of January 1, 1996, and the parties desire to amend the terms of the Note as set forth below;

         THEREFORE, for good and valuable consideration, it is agreed as follows:

             1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 7.5% per annum to 6.5% per annum.

             2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

             3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.




         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1997.


                                    BEARING INSPECTION, INC.


                                         GEORGE H. MACLEAN
                                    ---------------------------
                                           Vice President




                                    BEARING INSPECTION HOLDINGS, INC.


                                          GEORGE H. MACLEAN
                                    ---------------------------
                                           Vice President

                            NOTE AMENDMENT AGREEMENT


     The parties to this Agreement are BEARING INSPECTION, INC. ("Maker"), and BEARING INSPECTION HOLDINGS, INC. ("Payee").


     WHEREAS, Maker issued a Promissory Note in the amount of $5,000,000 to Payee on June 1, 1995 (the "Note"), and the parties desire to amend the terms of the Note as set forth below;

     THEREFORE, for good and valuable consideration, it is agreed as follows:

          1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 9% per annum to 7.5% per annum.

          2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

          3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.


     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1996.

                                              BEARING INSPECTION, INC.


                                                 GEORGE H. MACLEAN
                                              -----------------------
                                                  Vice President


                                          BEARING INSPECTION HOLDINGS, INC.

                                                  GEORGE H. MACLEAN
                                              -----------------------
                                                  Vice President

                                 PROMISSORY NOTE


$5,000,000.00                                                      June 1, 1995


     For value received, the undersigned, BEARING INSPECTION HOLDINGS INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of USI AMERICAN HOLDINGS, INC., a Delaware corporation ("Payee"), or registered assigns, the principal sum of $5,000,000.00 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 9% per annum.


     The Principal Sum shall be due and payable on September 15, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Sum shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

     The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

     Maker shall cause to be kept a register for the registration and transfer of this Promissory Note. Maker may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

     This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.


                                          BEARING INSPECTION HOLDINGS INC.

                                           By: GEORGE H. MACLEAN
                                              --------------------------
                                              George H. MacLean
                                              Vice President

ATTEST:


By: STEVEN C. BARRE
   ------------------------
   Steven C. Barre
   Assistant Secretary

                                   NOTE POWER

     FOR VALUE RECEIVED, USI American Holdings, Inc. does hereby sell, assign and transfer unto USI Global Corp. the Promissory Note dated June 1, 1995 to which this Note Power has been affixed, and does hereby irrevocably constitute and appoint ____________________ attorney to transfer the said note on the books of the Maker thereof with full power of substitution in the premises.

Dated: April 30, 1999


                                             USI AMERICAN HOLDINGS, INC.


                                             By: PETER REILLY
                                                ------------------------
                                                   Treasurer

                            NOTE AMENDMENT AGREEMENT

         The parties to this Agreement are BEARING INSPECTION HOLDINGS, INC. ("Maker"), and USI AMERICAN HOLDINGS, INC. ("Payee").

         WHEREAS, Maker issued a Promissory Note in the amount of $5,000,000 to Payee on June 1, 1995 (the "Note"), which Note was amended pursuant to a Note Amendment Agreement dated as of January 1, 1996, and the parties desire to amend the terms of the Note as set forth below;

         THEREFORE, for good and valuable consideration, it is agreed as follows:

                 1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 7.5% per annum to 6.5% per annum.

                 2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

                 3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1997.


                                       BEARING INSPECTION HOLDINGS, INC.


                                                 GEORGE H. MACLEAN
                                       _________________________________________
                                                  Vice President


                                       USI AMERICAN HOLDINGS, INC.


                                                 GEORGE H. MACLEAN
                                       _________________________________________
                                                  Vice President

                            NOTE AMENDMENT AGREEMENT

         The parties to this Agreement are BEARING INSPECTION HOLDINGS, INC. ("Maker"), and USI AMERICAN HOLDINGS, INC. ("Payee").

         WHEREAS, Maker issued a Promissory Note in the amount of $5,000,000 to Payee on June 1, 1995 (the "Note"), and the parties desire to amend the terms of the Note as set forth below;

         THEREFORE, for good and valuable consideration, it is agreed as follows:

                 1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 9% per annum to 7.5% per annum.

                 2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

                 3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1996.


                                       BEARING INSPECTION HOLDINGS, INC.


                                                 GEORGE H. MACLEAN
                                       _________________________________________
                                                  Vice President


                                       USI AMERICAN HOLDINGS, INC.


                                                 GEORGE H. MACLEAN
                                       _________________________________________
                                                  Vice President

         PROMISSORY NOTE

$69,311,200.00                                                      June 1, 1995

         For value received, the undersigned, CARISBROOK INDUSTRIES, INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of USI AMERICAN HOLDINGS, INC., a Delaware corporation ("Payee"), or registered assigns, the principal sum of $69,311,200.00 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 9% per annum.

         The Principal Sum shall be due and payable on September 15, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Sum shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

         The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

         Maker shall cause to be kept a register for the registration and transfer of this Promissory Note. Maker may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

         This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                       CARISBROOK INDUSTRIES, INC.



                                       By: GEORGE H. MACLEAN
                                          ______________________________________
                                          George H. MacLean
                                          Vice President

ATTEST:


By: STEVEN C. BARRE
   _______________________________
   Steven C. Barre
   Assistant Secretary

                                   NOTE POWER

         FOR VALUE RECEIVED, USI American Holdings, Inc. does hereby sell, assign and transfer unto USI Global Corp. the Promissory Note dated June 1, 1995 to which this Note Power has been affixed, and does hereby irrevocably constitute and appoint ___________________________ attorney to transfer the said note on the books of the Maker thereof with full power of substitution in the premises.

Dated: April 30, 1999



                                       USI AMERICAN HOLDINGS, INC.



                                       By: PETER REILLY
                                          ______________________________________
                                          Treasurer

                  ACKNOWLEDGMENT AND ANNEX TO PROMISSORY NOTE

          USI AMERICAN HOLDINGS, INC. hereby acknowledges receipt from CARISBROOK INDUSTRIES, INC. of $51,894,200 as prepayment in part of that certain 9% Promissory Note (the "Note") in the original principal amount of $69,311,200, dated June 1, 1995 and due on September 15, 2005.

          This acknowledgment shall be attached to and shall constitute a part of the Note.

Dated: December 20, 1996

                                             USI AMERICAN HOLDINGS, INC.


                                             By: GEORGE H. MACLEAN
                                                 -------------------------------
                                                 George H. MacLean
                                                 Vice President

ATTEST

By: STEVEN C. BARRE
    -------------------------------
    Steven C. Barre
    Assistant  Secretary

                            NOTE AMENDMENT AGREEMENT

          The parties to this Agreement are CARISBROOK INDUSTRIES, INC. ("Maker"), and USI AMERICAN HOLDINGS INC. ("Payee").

          WHEREAS, Maker issued a Promissory Note in the amount of $69,311,200 to Payee on June 1, 1995 (the "Note"), of which $51,894,200 was prepaid on December 20, 1996; the Note was amended pursuant to a Note Amendment Agreement dated as of January 1, 1996; and the parties desire to amend the terms of the Note as set forth below;

          THEREFORE, for good and valuable consideration, it is agreed as follows:

               1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 7.5% per annum to 6.5% per annum.

               2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

               3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.


          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1997.

                                               CARISBROOK INDUSTRIES, INC.

                                               GEORGE H. MACLEAN
                                               ---------------------------------
                                                       Vice  President

                                               USI AMERICAN  HOLDINGS INC.

                                               GEORGE H. MACLEAN
                                               ---------------------------------
                                                       Vice President

                                PROMISSORY NOTE

$3,360,000.00                                                       June 6, 1995

          For value received, the undersigned, EJ FOOTWEAR CORP., a New York corporation ("Maker"), hereby promises to pay to the order of JUSI HOLDINGS, INC., a Delaware corporation ("Payee"), or registered assigns, the principal sum of $3,360,000.00 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 9% per annum.

          The Principal Sum shall be due and payable on September 15, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Sum shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

          The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

          Maker shall cause to be kept a register for the registration and transfer of this Promissory Note. Maker may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

          This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                                  EJ FOOTWEAR  CORP.

                                                  By: GEORGE H. MACLEAN
                                                      --------------------------
                                                      George H. MacLean
                                                      Vice President

ATTEST:

By: STEVEN C. BARRE
    ---------------------------------
    Steven C. Barre
    Assistant Secretary

                            NOTE AMENDMENT AGREEMENT

     The parties to this Agreement are EJ FOOTWEAR CORP. ("Maker"), and JUSI HOLDINGS, INC. ("Payee").

     WHEREAS, Maker issued a Promissory Note in the amount of $3,360,000 to Payee on June 6, 1995 (the "Note"), which Note was amended pursuant to a Note Amendment Agreement dated as of January 1, 1996, and the parties desire to amend the terms of the Note as set forth below;

     THEREFORE, for good and valuable consideration, it is agreed as follows:

         1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 7.5% per annum to 6.5% per annum.

         2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

         3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1997.


                                            EJ FOOTWEAR CORP.


                                                    GEORGE H. MACLEAN
                                            --------------------------------
                                                     Vice President



                                           JUSI HOLDINGS, INC.


                                                    GEORGE H. MACLEAN
                                            --------------------------------
                                                     Vice President

                            NOTE AMENDMENT AGREEMENT

     The parties to this Agreement are EJ FOOTWEAR CORP. ("Maker"), and JUSI HOLDINGS, INC. ("Payee").

     WHEREAS, Maker issued a Promissory Note in the amount of $3,360,000 to Payee on June 6, 1995 (the "Note"), and the parties desire to amend the terms of the Note as set forth below;

     THEREFORE, for good and valuable consideration, it is agreed as follows:

         1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 9% per annum to 7.5% per annum.

         2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

         3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1996.


                                   EJ FOOTWEAR CORP.

                                           GEORGE H. MACLEAN
                                   -----------------------------------
                                            Vice President


                                   JUSI HOLDINGS, INC.


                                           GEORGE H. MACLEAN
                                   -----------------------------------
                                            Vice President

                                PROMISSORY NOTE

$72,040,000.00                                                     June 6, 1995

     For value received, the undersigned, EJ FOOTWEAR CORP., a New York corporation ("Maker"), hereby promises to pay to the order of JUSI HOLDINGS, INC., a Delaware corporation ("Payee"), or registered assigns, the principal sum of $72,040,000.00 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 9% per annum.

     The Principal Sum shall be due and payable on September 15, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Stun shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

     The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

     Maker shall cause to be kept a register for the registration and transfer of this Promissory Note. Maker may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

     This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.


                                   EJ FOOTWEAR CORP.


                                   By: GEORGE H. MACLEAN
                                       ------------------------------
                                            George H. MacLean
                                              Vice President


ATTEST:

By: STEVEN C. BARRE
   ------------------------------
         Steven C. Barre
       Assistant Secretary

                            NOTE AMENDMENT AGREEMENT

         The parties to this Agreement are EJ FOOTWEAR CORP. ("Maker"), and JUSI HOLDINGS, INC. ("Payee").


         WHEREAS, Maker issued a Promissory Note in the amount of $72,040,000 to Payee on June 6, 1995 (the "Note"), which Note was amended pursuant to a Note Amendment Agreement dated as of January 1, 1996, and the parties desire to amend the terms of the Note as set forth below;


         THEREFORE, for good and valuable consideration, it is agreed as follows:


             1. Effective as of the date of this Agreement, the
                interest rate set forth in the Note is hereby amended from 7.5% per annum to 6.5% per annum.

             2. Except as amended by this Agreement, the Note
                shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

             3. Payee hereby represents and warrants that it has
                not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.


         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1997.


                                           EJ FOOTWEAR CORP.


                                                 GEORGE H. MACLEAN
                                           -----------------------------
                                                   Vice President




                                           JUSI HOLDINGS, INC.



                                                 GEORGE H. MACLEAN
                                           -----------------------------
                                                   Vice President

                            NOTE AMENDMENT AGREEMENT


         The parties to this Agreement are EJ FOOTWEAR CORP. ("Maker"), and JUSI HOLDINGS, INC. ("Payee").


         WHEREAS, Maker issued a Promissory Note in the amount of $72,040,000 to Payee on June 6, 1995 (the "Note"), and the parties desire to amend the terms of the Note as set forth below;


         THEREFORE, for good and valuable consideration, it is agreed as follows:


             1. Effective as of the date of this Agreement, the
                interest rate set forth in the Note is hereby amended from 9% per annum to 7.5% per annum.

             2. Except as amended by this Agreement, the Note
                shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

             3. Payee hereby represents and warrants that it has
                not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.


         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1996.


                                           EJ FOOTWEAR CORP.


                                                 GEORGE H. MACLEAN
                                           -----------------------------
                                                   Vice President




                                           JUSI HOLDINGS, INC.


                                                 GEORGE H. MACLEAN
                                           -----------------------------
                                                   Vice President

                                PROMISSORY NOTE

$113,747,200                                                        May 31, 1995


         For value received, the undersigned, GARDEN STATE TANNING, INC. ("Maker"), hereby promises to pay to the order of USI AMERICAN HOLDINGS, INC. ("Payee"), or registered assigns, the principal sum of $113,747,200 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 9% per annum.

         The Principal Sum shall be due and payable on September 15, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Sum shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

         The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

         Maker shall cause to be kept a register for the registration and transfer of this Promissory Note. The Company may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

         This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.


                                       GARDEN STATE TANNING, INC.



                                       By: GEORGE H. MACLEAN
                                          ______________________________________
                                       Name:
                                       Title:



ATTEST:



By: STEVEN C. BARRE
    ______________________________

                                   NOTE POWER

         FOR VALUE RECEIVED, USI American Holdings, Inc. does hereby sell, assign and transfer unto USI Global Corp. the Promissory Note dated May 31, 1995 to which this Note Power has been affixed, and does hereby irrevocably constitute and appoint _____________________ attorney to transfer the said note on the books of the Maker thereof with full power of substitution in the premises.

Dated: April 30, 1999


                                       USI AMERICAN HOLDINGS, INC.


                                       By: PETER REILLY
                                           --------------------------
                                           Treasurer

                            NOTE AMENDMENT AGREEMENT

         The parties to this Agreement are GARDEN STATE TANNING, INC. ("Maker"), and USI AMERICAN HOLDINGS, INC. ("Payee").


         WHEREAS, Maker issued a Promissory Note in the amount of $113,747,200 to Payee on May 31, 1995 (the "Note"), which Note was amended pursuant to a Note Amendment Agreement dated as of January 1, 1996, and the parties desire to amend the terms of the Note as set forth below;


         THEREFORE, for good and valuable consideration, it is agreed as follows:


              1. Effective as of the date of this Agreement, the
                 interest rate set forth in the Note is hereby amended from 7.5% per annum to 6.5% per annum.

              2. Except as amended by this Agreement, the Note
                 shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

              3. Payee hereby represents and warrants that it has
                 not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.


         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1997.


                                  GARDEN STATE TANNING, INC.


                                     GEORGE H. MACLEAN
                                  -------------------------
                                       Vice President



                                  USI AMERICAN HOLDINGS, INC.


                                     GEORGE H. MACLEAN
                                  -------------------------
                                       Vice President

                            NOTE AMENDMENT AGREEMENT

     The parties to this Agreement are GARDEN STATE TANNING, INC. ("Maker"), and USI AMERICAN HOLDINGS, INC. ("Payee").

     WHEREAS, Maker issued a Promissory Note in the amount of $113,747,200 to Payee on May 31, 1995 (the "Note"), and the parties desire to amend the terms of the Note as set forth below;

     THEREFORE, for good and valuable consideration, it is agreed as follows:

          1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 9% per annum to 7.5% per annum.

          2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

          3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1996.

                                      GARDEN STATE TANNING, INC.


                                            GEORGE H. MACLEAN
                                     ----------------------------------
                                              Vice President

                                       USI AMERICAN HOLDINGS, INC.



                                            GEORGE H. MACLEAN
                                     ----------------------------------
                                              Vice President

                                PROMISSORY NOTE


$15,800,000                                                    June 5, 1995


     For value received, the undersigned, GEORGIA BOOT, INC. ("Maker"), hereby promises to pay to the order of JUSI HOLDINGS, INC. ("Payee"), or registered assigns, the principal sum of $15,800,000 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 9% per annum.

     The Principal Sum shall be due and payable on September 15, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Sum shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

     The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

     Maker shall cause to be kept a register for the registration an transfer of this Promissory Note. The Company may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

     This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                            GEORGIA BOOT, INC.

                                            By: GEORGE H. MACLEAN
                                               ------------------------------
                                            Name:
                                            Title:

ATTEST:

By: STEVEN C. BARRE
   ------------------------------

                            NOTE AMENDMENT AGREEMENT


     The parties to this Agreement are GEORGIA BOOT, INC. ("Maker"), and JUSI HOLDINGS, INC. ("Payee").

     WHEREAS, Maker issued a Promissory Note in the amount of $15,800,000 to Payee on June 5, 1995 (the "Note"), which Note was amended pursuant to a Note Amendment Agreement dated as of January 1, 1996, and the parties desire to amend the terms of the Note as set forth below;

     THEREFORE, for good and valuable consideration, it is agreed as follows:

         1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 7.5% per annum to 6.5% per annum.

         2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

         3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1997.

                                         GEORGIA BOOT, INC.


                                            GEORGE H. MACLEAN
                                     ----------------------------------
                                              Vice President



                                         JUSI HOLDINGS, INC.


                                            GEORGE H. MACLEAN
                                     ----------------------------------
                                              Vice President

                            NOTE AMENDMENT AGREEMENT

         The parties to this Agreement are GEORGIA BOOT, INC. ("Maker"), and JUSI HOLDINGS, INC. ("Payee").

         WHEREAS, Maker issued a Promissory Note in the amount of $15,800,000 to Payee on June 5, 1995 (the "Note"), and the parties desire to amend the terms of the Note as set forth below;

         THEREFORE, for good and valuable consideration, it is agreed as follows:

                  1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 9% per annum to 7.5% per annum.

                  2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

                  3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.


         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1996.



                                       GEORGIA BOOT, INC.



                                                 GEORGE H. MACLEAN
                                       _________________________________________
                                                   Vice President


                                       JUSI HOLDINGS, INC.



                                                 GEORGE H. MACLEAN
                                       _________________________________________
                                                   Vice President

                                 PROMISSORY NOTE

$40,800,000.00                                                      June 6, 1995

         For value received, the undersigned, GEORGIA BOOT INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of EJ FOOTWEAR CORP., a New York corporation ("Payee"), or registered assigns, the principal sum of $40,800,000.00 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 9% per annum.

         The Principal Sum shall be due and payable on September 15, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Sum shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

         The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

         Maker shall cause to be kept a register for the registration and transfer of this Promissory Note. Maker may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

         This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.



                                       GEORGIA BOOT INC.


                                       By: GEORGE H. MACLEAN
                                           _____________________________________
                                           George H. MacLean
                                           Vice President



ATTEST:



By:  STEVEN C. BARRE
   _______________________________
   Steven C. Barre
   Assistant Secretary

                            NOTE AMENDMENT AGREEMENT

         The parties to this Agreement are GEORGIA BOOT INC. ("Maker"), and EJ FOOTWEAR CORP. ("Payee").

         WHEREAS, Maker issued a Promissory Note in the amount of $40,800,000 to Payee on June 6, 1995 (the "Note"), which Note was amended pursuant to a Note Amendment Agreement dated as of January 1, 1996, and the parties desire to amend the terms of the Note as set forth below;

         THEREFORE, for good and valuable consideration, it is agreed as follows:


                  1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 7.5% per annum to 6.5% per annum.

                  2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

                  3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.


         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1997.



                                       GEORGIA BOOT INC.



                                                 GEORGE H. MACLEAN
                                       _________________________________________
                                                   Vice President


                                       EJ FOOTWEAR CORP.


                                                 GEORGE H. MACLEAN
                                       _________________________________________
                                                   Vice President

                            NOTE AMENDMENT AGREEMENT

         The parties to this Agreement are GEORGIA BOOT INC. ("Maker"), and EJ FOOTWEAR CORP. ("Payee").

         WHEREAS, Maker issued a Promissory Note in the amount of $40,800,000 to Payee on June 6, 1995 (the "Note"), and the parties desire to amend the terms of the Note as set forth below;

         THEREFORE, for good and valuable consideration, it is agreed as follows:

            1. Effective as of the date of this Agreement, the
               interest rate set forth in the Note is hereby amended from 9% per annum to 7.5% per annum.

            2. Except as amended by this Agreement, the Note
               shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

            3. Payee hereby represents and warrants that it has
               not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1996.



                                      GEORGIA BOOT INC.


                                           GEORGE H. MACLEAN
                                      ---------------------------
                                             Vice President



                                      EJ FOOTWEAR CORP.


                                           GEORGE H. MACLEAN
                                      ---------------------------
                                             Vice President

                                PROMISSORY NOTE



$27,880,000.00                                                      June 6, 1995


         For value received, the undersigned, LEHIGH SAFETY SHOE CO., a Delaware corporation ("Maker"), hereby promises to pay to the order of HM LEHIGH SAFETY SHOE CO., INC., a Pennsylvania corporation ("Payee"), or registered assigns, the principal sum of $27,880,000.00 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 9%, per annum.

         The Principal Sum shall be due and payable on September 15, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Sum shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

         The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

         Maker shall cause to be kept a register for the registration and transfer of this Promissory Note. Maker may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

         This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.



                                     LEHIGH SAFETY SHOE CO.



                                     By: GEORGE H. MACLEAN
                                         -----------------------
                                         George H. MacLean
                                         Vice President



ATTEST:


By: STEVEN C. BARRE
    ----------------------------
    Steven C. Barre
    Assistant Secretary

                            NOTE AMENDMENT AGREEMENT


     The parties to this Agreement are HM LEHIGH SAFETY SHOE CO. ("Maker"), and EJ FOOTWEAR CORP. ("Payee").

     WHEREAS, Maker issued a Promissory Note in the amount of $27,880,000 to Payee on June 6, 1995 (the "Note"), which Note was amended pursuant to a Note Amendment Agreement dated as of January 1, 1996, and the parties desire to amend the terms of the Note as set forth below;

     THEREFORE, for good and valuable consideration, it is agreed as follows:

          1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 7.5 % per annum to 6.5 % per annum.

          2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

          3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1997.

                                                HM LEHIGH SAFETY SHOE CO.

                                                    GEORGE H. MACLEAN
                                                ---------------------------
                                                      Vice President


                                                EJ FOOTWEAR CORP.

                                                    GEORGE H. MACLEAN
                                                ---------------------------
                                                      Vice President

                            NOTE AMENDMENT AGREEMENT

     The parties to this Agreement are HM LEHIGH SAFETY SHOE CO. ("Maker"), and EJ FOOTWEAR CORP. ("Payee").

     WHEREAS, Maker issued a Promissory Note in the amount of $27,880,000 to Payee on June 6, 1995 (the "Note"), and the parties desire to amend the terms of the Note as set forth below;

     THEREFORE, for good and valuable consideration, it is agreed as follows:

          1 Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 9% per annum to 7.5% per annum.

          2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

          3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original, executed copy of this Agreement to be attached to the Note.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1996.


                                               HM LEHIGH SAFETY SHOE CO.

                                                   GEORGE H. MACLEAN
                                               ------------------------------
                                                   Vice President

                                               EJ FOOTWEAR CORP.

                                                   GEORGE H. MACLEAN
                                               -----------------------------
                                                   Vice President

                                PROMISSORY NOTE

$27,880,000.00                                                      June 6, 1995


          For value received, the undersigned, HM LEHIGH SAFETY SHOE CO., INC., a Pennsylvania corporation ("Maker"), hereby promises to pay to the order of EJ FOOTWEAR CORP., a New York corporation ("Payee"), or registered assigns, the principal sum of $27,880,000.00 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 9% per annum.

          The Principal Sum shall be due and payable on September 15, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Stun shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

          The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

          Maker shall cause to be kept a register for the registration and transfer of this Promissory Note. Maker may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

          This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                             HM LEHIGH SAFETY SHOE CO., INC.


                                             By: GEORGE H. MACLEAN
                                                 -------------------------------
                                                 George H. MacLean
                                                 Vice President
ATTEST:

By: STEVEN C. BARRE
    ------------------------------------
    Steven C. Barre
    Assistant Secretary

                            NOTE AMENDMENT AGREEMENT

          The parties to this Agreement are LEHIGH SAFETY SHOE CO. ("Maker"), and HM LEHIGH SAFETY SHOE CO. ("Payee").

          WHEREAS, Maker issued a Promissory Note in the amount of $27,880,000 to Payee on June 6, 1995 (the "Note"), which Note was amended pursuant to a Note Amendment Agreement dated as of January 1, 1996, and the parties desire to amend the terms of the Note as set forth below;

          THEREFORE, for good and valuable consideration, it is agreed as follows:

               1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 7.5% per annum to 6.5% per annum.

               2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

               3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1997.

                                                 LEHIGH SAFETY SHOE CO.


                                                 GEORGE H. MACLEAN
                                                 -------------------------------
                                                        Vice President


                                                 HM LEHIGH SAFETY SHOE CO.

                                                 GEORGE H. MACLEAN
                                                 -------------------------------
                                                        Vice President

                            NOTE AMENDMENT AGREEMENT

     The parties to this Agreement are LEHIGH SAFETY SHOE CO. ("Maker"), and HM LEHIGH SAFETY SHOE CO. ("Payee").

     WHEREAS, Maker issued a Promissory Note in the amount of $27,880,000 to Payee on June 6, 1995 (the "Note"), and the parties desire to amend the terms of the Note as set forth below;

     THEREFORE, for good and valuable consideration, it is agreed as follows:

         1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 9% per annum to 7.5% per annum.

         2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

         3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1996.

                                  LEHIGH SAFETY SHOE CO.

                                     GEORGE H. MACLEAN
                                  ---------------------------
                                       Vice President


                                  HM LEHIGH SAFETY SHOE CO.

                                      GEORGE H. MACLEAN
                                  -----------------------------
                                        Vice President

                                PROMISSORY NOTE

$18,960,000                                                      June 5, 1995

     For value received, the undersigned, LEON PLASTICS, INC. ("Maker"), hereby promises to pay to the order of JUSI HOLDINGS, INC. ("Payee"), or registered assigns, the principal sum of $18,960,000 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 9% per annum.

     The Principal Sum shall be due and payable on September 15, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Sum shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

     The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

     Maker shall cause to be kept a register for the registration an transfer of this Promissory Note. The Company may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

     This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.


                                   LEON PLASTICS, INC.


                                   By:      GEORGE H. MACLEAN
                                      ---------------------------------
                                   Name:
                                   Title:

ATTEST:

By:    STEVEN C. BARRE
   --------------------------------

                            NOTE AMENDMENT AGREEMENT

          The parties to this Agreement are LEON PLASTICS, INC. ("Maker"), and JUSI HOLDINGS, INC. ("Payee").

          WHEREAS, Maker issued a Promissory Note in the amount of $18,960,000 to Payee on June 5, 1995 (the "Note"), which Note was amended pursuant to a Note Amendment Agreement dated as of January 1, 1996, and the parties desire to amend the terms of the Note as set forth below;

          THEREFORE, for good and valuable consideration, it is agreed as follows:


               1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 7.5% per annum to 6.5% per annum.

               2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

               3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1997.

                                                 LEON PLASTICS, INC.

                                                 GEORGE H. MACLEAN
                                                 -------------------------------
                                                         Vice President



                                                 JUSI HOLDINGS, INC.

                                                 GEORGE H. MACLEAN
                                                 -------------------------------
                                                        Vice President

                            NOTE AMENDMENT AGREEMENT

          The parties to this Agreement are LEON PLASTICS, INC. ("Maker"), and JUSI HOLDINGS, INC. ("Payee").

          WHEREAS, Maker issued a Promissory Note in the amount of $18,960,000 to Payee on June 5, 1995 (the "Note"), and the parties desire to amend the terms of the Note as set forth below;

          THEREFORE, for good and valuable consideration, it is agreed as follows:

               1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 9% per annum to 7.5% per annum.

               2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

               3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1996.

                                                 LEON PLASTICS, INC.

                                                 GEORGE H. MACLEAN
                                                 -------------------------------
                                                         Vice President



                                                 JUSI HOLDINGS, INC.

                                                 GEORGE H. MACLEAN
                                                 -------------------------------
                                                        Vice President

                                PROMISSORY NOTE

$172,000,000                                                   February 16, 1999


         For value received, the undersigned, REXAIR INC. ("Maker"), hereby promises to pay to the order of USI AMERICAN HOLDINGS, INC. ("Payee"), or registered assigns, the principal sum of $172,000,000 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 6.5% per annum.

         The Principal Sum shall be due and payable on September 15, 2009 and may be prepaid in whole or in part at any time before such date. Interest on the Principal sum shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

         The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

         Maker shall cause to be kept a register for the registration and transfer of this Promissory Note. The Company may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

         This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.


                                       REYAIRINC.



                                       By: GEORGE H. MACLEAN
                                          ______________________________________
                                       Name:
                                       Title:

ATTEST:


By: STEVEN C. BARRE
   _______________________________

                                   NOTE POWER


         FOR VALUE RECEIVED, USI American Holdings, Inc. does hereby sell, assign and transfer unto USI Global Corp. the Promissory Note dated February 16, 1999 to which this Note Power has been affixed, and does hereby irrevocably constitute and appoint ___________________________ attorney to transfer the said note on the books of the Maker thereof with full power of substitution in the premises.

Dated: April 30, 1999



                                       USI AMERICAN HOLDINGS, INC.



                                       By: PETER REILLY
                                          _________________________
                                          Treasurer

                                PROMISSORY NOTE

$88,985,600                                                       May 31, 1995

     For value received, the undersigned, REXAIR INC. ("Maker"), hereby promises to pay to the order of REXAIR HOLDINGS, INC. ("Payee"), or registered assigns, the principal sum of $88,985,600 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 9% per annum.

     The Principal Sum shall be due and payable on September 15, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Sum shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

     The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

     Maker shall cause to be kept a register for the registration an transfer of this Promissory Note. The Company may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

     This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                  REXAIR INC.


                                  By: GEORGE H. MACLEAN
                                     -------------------------------
                                  Name:
                                  Title:


ATTEST:

By: STEVEN C. BARRE
   -----------------------------------

                  ACKNOWLEDGMENT AND ANNEX TO PROMISSORY NOTE

     REXAIR HOLDINGS, INC. hereby acknowledges receipt from REXAIR INC. of $50,965,139 as prepayment in part of that certain 9% Promissory Note (the "Note") in the original principal amount of $88,985,600 dated May 31, 1995 and due on September 15, 2005.

     This acknowledgment shall be attached to and shall constitute a part of the Note.


Dated: October 10, 1997

                                     REXAIR HOLDINGS, INC.


                                     By: GEORGE H. MACLEAN
                                         --------------------------------
                                         George H. MacLean
                                         Vice President

ATTEST:


By: STEVEN C. BARRE
    -----------------------------
    Steven C. Barre
    Assistant Secretary

                            NOTE AMENDMENT AGREEMENT

     The parties to this Agreement are REXAIR INC. ("Maker"), and REXAIR HOLDINGS, INC. ("Payee").

     WHEREAS, Maker issued a Promissory Note in the amount of $88,985,600 to Payee on May 31, 1995 (the "Note"), which Note was amended pursuant to a Note Amendment Agreement dated as of January 1, 1996, and the parties desire to amend the terms of the Note as set forth below;

     THEREFORE, for good and valuable consideration, it is agreed as follows:

          1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 7.5% per annum to 6.5% per annum.

          2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

          3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1997.


                                               REXAIR INC.


                                                   GEORGE H. MACLEAN
                                               ----------------------------
                                                     Vice President

                                               REXAIR HOLDINGS, INC.


                                                   GEORGE H. MACLEAN
                                               ----------------------------
                                                     Vice President

                            NOTE AMENDMENT AGREEMENT

     The parties to this Agreement are REXAIR INC. ("Maker"), and REXAIR HOLDINGS, INC. ("Payee").

     WHEREAS, Maker issued a Promissory Note in the amount of $88,985,600 to Payee on May 31, 1995 (the "Note"), and the parties desire to amend the terms of the Note as set forth below;

     THEREFORE, for good and valuable consideration, it is agreed as follows:

          1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 9% per annum to 7.5% per annum.

          2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

          3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1996.

                                               REXAIR INC.


                                                   GEORGE H. MACLEAN
                                               ---------------------------
                                                      Vice President

                                               REXAIR HOLDINGS, INC.

                                                   GEORGE H. MACLEAN
                                               -----------------------------
                                                      Vice President

                                PROMISSORY NOTE


$88,985,600                                                         May 31, 1995

         For value received, the undersigned, REXAIR HOLDINGS INC. ("Maker"), hereby promises to pay to the order of USI AMERICAN HOLDINGS, INC. ("Payee"), or registered assigns, the principal sum of $88,985,600 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 9% per annum.

         The Principal Sum shall be due and payable on September 15, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Sum shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

         The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

         Maker shall cause to be kept a register for the registration and transfer of this Promissory Note. The Company may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

         This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.


                                    REXAIR HOLDINGS INC.


                                    By: GEORGE H. MACLEAN
                                        --------------------------
                                    Name:
                                    Title:


ATTEST:

By: STEVEN C. BARRE
    ---------------------------

                   ACKNOWLEDGMENT AND ANNEX TO PROMISSORY NOTE

         USI AMERICAN HOLDINGS, INC. hereby acknowledges receipt from REXAIR HOLDINGS, INC. of $50,965,139 as prepayment in part of that certain 9% Promissory Note (the "Note") in the original principal amount of $88,985,600 dated May 31, 1995 and due on September 15, 2005.

        This acknowledgment shall be attached to and shall constitute a part of the Note.

Dated: October 10, 1997




                                        USI AMERICAN HOLDINGS, INC.


                                        By: GEORGE H. MACLEAN
                                            --------------------------
                                            George H. MacLean
                                              Vice President

ATTEST:


By: STEVEN C. BARRE
    ------------------------------
    Steven C. Barre
    Assistant Secretary

                                   NOTE POWER

          FOR VALUE RECEIVED, USI American Holdings, Inc. does hereby sell, assign and transfer unto USI Global Corp. the Promissory Note dated May 31, 1995 to which this Note Power has been affixed, and does hereby irrevocably
constitute and appoint                    attorney to transfer the said note
on the books of the Maker thereof with full power of substitution in the premises.

Dated: April 30, 1999

                                               USI AMERICAN HOLDINGS, INC.

                                               By  PETER REILLY
                                                   -----------------------------
                                                            Treasurer

                            NOTE AMENDMENT AGREEMENT

          The parties to this Agreement are REXAIR HOLDINGS INC. ("Maker"), and USI AMERICAN HOLDINGS, INC. ("Payee").

          WHEREAS, Maker issued a Promissory Note in the amount of $88,985,600 to Payee on May 31, 1995 (the "Note"), which Note was amended pursuant to a Note Amendment Agreement dated as of January 1, 1996, and the parties desire to amend the terms of the Note as set forth below;

          THEREFORE, for good and valuable consideration, it is agreed as follows:

               1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 7.5% per annum to 6.5% per annum.

               2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

               3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1997.

                                               REXAIR HOLDINGS INC.

                                               GEORGE H. MACLEAN
                                               ---------------------------------
                                                        Vice President

                                               USI AMERICAN HOLDINGS, INC.

                                               GEORGE H. MACLEAN
                                               ---------------------------------
                                                        Vice President

                            NOTE AMENDMENT AGREEMENT

          The parties to this Agreement are REXAIR HOLDINGS INC. ("Maker"), and USI AMERICAN HOLDINGS, INC. ("Payee").

          WHEREAS, Maker issued a Promissory Note in the amount of $88,985,600 to Payee on May 31, 1995 (the "Note"), and the parties desire to amend the terms of the Note as set forth below;

          THEREFORE, for good and valuable consideration, it is agreed as follows:

               1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 9% per annum to 7.5% per annum.

               2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

               3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1996.

                                               REXAIR HOLDINGS INC.

                                               GEORGE H. MACLEAN
                                               ---------------------------------
                                                        Vice President

                                               USI AMERICAN HOLDINGS, INC.

                                               GEORGE H. MACLEAN
                                               ---------------------------------
                                                        Vice President

                                PROMISSORY NOTE


$3,360,000.00                                                       June 6, 1995


         For value received, the undersigned, TRIMFOOT CO., a Delaware corporation ("Maker"), hereby promises to pay to the order of EJ FOOTWEAR CORP., a New York corporation ("Payee"), or registered assigns, the principal sum of $3,360,000.00 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 9% per annum.

         The Principal Sum shall be due and payable on September 15, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Sum shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

         The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

         Maker shall cause to be kept a register for the registration and transfer of this Promissory Note. Maker may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

         This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.


                                       TRIMFOOT CO.



                                       By: GEORGE H. MACLEAN
                                          ______________________________________
                                          George H. MacLean
                                          Vice President


ATTEST:



By: STEVEN C. BARRE
   _______________________________
   Steven C. Barre
   Assistant Secretary

                            NOTE AMENDMENT AGREEMENT


         The parties to this Agreement are TRIMFOOT CO. ("Maker"), and EJ FOOTWEAR CORP. ("Payee").

         WHEREAS, Maker issued a Promissory Note in the amount of $3,360,000 to Payee on June 6, 1995 (the "Note"), which Note was amended pursuant to a Note Amendment Agreement dated as of January 1, 1996, and the parties desire to amend the terms of the Note as set forth below;

         THEREFORE, for good and valuable consideration, it is agreed as follows:

                  1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 7.5% per annum to 6.5% per annum.

                  2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

                  3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1997.


                                       TRIMFOOT CO.



                                              GEORGE H. MACLEAN
                                       _____________________________________
                                                Vice President


                                       EJ FOOTWEAR CORP.



                                              GEORGE H. MACLEAN
                                       _____________________________________
                                                Vice President

                            NOTE AMENDMENT AGREEMENT



         The parties to this Agreement are TRIMFOOT CO. ("Maker"), and EJ FOOTWEAR CORP. ("Payee").

         WHEREAS, Maker issued a Promissory Note in the amount of $3,360,000 to Payee on June 6, 1995 (the "Note"), and the parties desire to amend the terms of the Note as set forth below;

         THEREFORE, for good and valuable consideration, it is agreed as follows:

                  1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 9% per annum to 7.5% per annum.

                  2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

                  3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1996.


                                       TRIMFOOT CO.



                                              GEORGE H. MACLEAN
                                       _____________________________________
                                                Vice President


                                       EJ FOOTWEAR CORP.



                                              GEORGE H. MACLEAN
                                       _____________________________________
                                                Vice President